SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C.

                                    FORM 8-K

                                 CURRENT REPORT


                      Pursuant to Section 13 of 15(d) of the
                         Securities Exchange Act of 1934


                                March 31, 2006
               ------------------------------------------------
               Date of Report (date of earliest event reported)


                          DELTA PETROLEUM CORPORATION
             ----------------------------------------------------
             Exact name of Registrant as Specified in its Charter


         Delaware                 0-16203                 84-1060803
---------------------------    ---------------   ---------------------------
State or Other Jurisdiction    Commission File   IRS Employer Identification
     of Incorporation              Number                  Number


                                  Suite 4300
                                370 17th Street
                             Denver, Colorado, 80202
         ----------------------------------------------------------
         Address of Principal Executive Offices, Including Zip Code


                                (303) 293-9133
             --------------------------------------------------
             Registrant's Telephone Number, Including Area Code


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))













ITEM 8.01  OTHER EVENTS.

     On March 31, 2006, Delta Petroleum Corporation ("we") received proceeds of approximately $20.4 million from the sale of a 25.6% interest in PGR Partners, LLC to an unrelated entity and its affiliates. We continue to own the remaining 74.4% interest in that entity which owns a 25% working interest in properties located in the Piceance Basin in Colorado. This transaction, when combined with other sales of indirect interests in non-producing properties that occurred during the same week, provided an aggregate of approximately $27.5 million in proceeds.


                                  SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      DELTA PETROLEUM CORPORATION
                                      (Registrant)



Date:  April 13, 2006                  By: /s/ Roger A. Parker
                                           Roger A. Parker, CEO and Chairman